UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2003

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	0-27404	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable (Former name or former address, if changed since last report)

Items 5.		Other Events and Regulation FD Disclosure

On Wednesday, December 3, 2003, from 9:30 a.m. to 10:00 a.m., PFF Bancorp, Inc. will be presenting at the Friedman Billings Ramsey (FBR) 10th Annual Investor Conference in New York.  This presentation will be webcast and can be accessed through FBR's website, http://www.fbr.com.  Also a copy of the power point presentation can be viewed at www.pffbank.com by clicking on Investor Relations/Events/Presentations.

Item 7.		Financial Statements and Exhibits

The following exhibit is filed with this report:

	Exhibit No	Description
	99.1	Press release dated December 1, 2003, of PFF Bancorp, Inc.

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated December 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: December 2, 2003